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                                                                   EXHIBIT 10.14


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement is dated as of February 27, 1998 by and among Pacific Rim Entertainment, Inc., a Delaware corporation (the "Company") and Hugh V. Jones (the "Holder"), the sole shareholder of H.V. Jones, Inc., a Texas corporation ("Acquiree").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Holder are parties to an Agreement and Plan of Merger dated as of February 27, 1998 (the "Merger Agreement") pursuant to which Acquiree has elected to effectuate a merger with a newly formed subsidiary of the Company (the "Merger");

         WHEREAS, pursuant to the Merger, the Holder is to receive 105.3 shares of the Company's Series C Convertible Preferred Stock having an aggregate liquidation amount of $1,580,000 (the "Preferred Stock");

         WHEREAS, the parties hereto desire to set forth their agreement concerning the registration under the Securities Act of 1933, as amended, of the Common Stock issued to the Holder in connection with the Merger.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1.       Definitions.

                  (a) "Closing" shall mean that date upon which a closing of the Merger occurs.

                  (b)      "Company" shall mean Pacific Rim Entertainment, Inc.

                  (c) "Exchange Act" shall mean the Securities Exchange Act of 1934.

                  (d) "Holder" shall mean Hugh V. Jones, the sole shareholder of Acquiree.

                  (e) "Merger" shall mean the Merger of Jones Acquisition Corp., a newly formed, wholly owned subsidiary of the Company, into Acquiree pursuant to the terms of the Merger Agreement.

                  (f) "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  (g) "Registration Statement" shall mean a Registration Statement of the Company filed with the SEC pursuant to the provisions of
Section 2 of this Agreement which
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covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including any pre- and post-effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  (h) "Restricted Stock" shall mean all or any shares of Common Stock of the Company that may be issued to the Holder upon conversion of the Preferred Stock, and any additional shares of Common Stock or other equity securities of the Company issued or issuable in respect of any such Preferred Stock by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that: as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock (i) when a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or
(ii) when and to the extent such securities are permitted to be distributed pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without further registration under the Securities Act.

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any relevant time.

                  (j) "SEC" shall mean the United States Securities and Exchange Commission.

                  (k) "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

         Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the same meaning ascribed thereto in the Merger Agreement.

         2.       Shelf Registration.

                  (a) As soon as practicable, however, no earlier than ninety (90) days following the Merger, the Company shall use its best efforts to prepare and file a Registration Statement with the SEC and use its best efforts to, as promptly as possible, have such Registration Statement declared effective for the purpose of facilitating the public resale of the Common Stock which may be issued to the Holder upon the conversion of the Preferred Stock; provided, however, the public resale of such shares of Common Stock shall be limited to those sales which realize for the Holder gross sales proceeds not to exceed $1,000,000 during the twelve (12) month period immediately following Closing and any shares not otherwise disposed of during this twelve (12) month period shall not be available for resale until the expiration of the twenty four (24) month period immediately following Closing.


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                  (b)      Except with respect to the shares of Common Stock
permitted to be sold by the Holder pursuant to subparagraph 2(a) above, the remainder of the shares of the Company's Common Stock owned or acquired by the Holder pursuant to the Merger may not, without the written consent of the Company, be subject to any transfer, disposition, sale or encumbrance for a period of the later of: (i) twenty-four (24) months from the Closing, or (ii) twelve (12) months from the date of receipt of any such Company Common Stock.

                  (c) Notwithstanding anything to the contrary contained herein, the Company's obligation in subparagraph 2(a) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement filed under the Securities Act. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock. Furthermore, the Company shall not be restricted in any manner from including within the Registration Statement or the distribution, issuance or resale of any of its or any other securities.

                  (d) The Holder of Restricted Stock shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the ninety (90) days prior to the commencement of any underwritten primary offering to be undertaken by the Company of shares of its own common stock (the "Primary Offering"), which may also include other securities, and ending 180 days after completion of any such Primary Offering, unless the managing underwriter of such Primary Offering otherwise agrees. If, however, the registration or ability to resell any of the Restricted Stock is delayed by virtue of this subparagraph 2(d), then, and in that event, the time period identified in subparagraph 2(a) within which Holder may sell up to $1,000,000 of Restricted Stock, may be extended by a period equivalent to the delay caused by subparagraph 2(d).

         3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

                  (a) prepare and file with the Commission a Registration Statement with respect to the Restricted Stock in the manner set forth at Paragraph 2 hereof and use its best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective for that period necessary to comply with subparagraphs 2(a) and 2(d) herein.

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in subparagraph 3(g) below and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the Holder's intended method of disposition set forth in such Registration Statement for such period;

                  (c) furnish to the Holder and to each underwriter, if any, such number of copies of the Registration Statement and the prospectus included therein (including each


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preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Holder, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) immediately notify the Holder under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (f) make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (g) if the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such Registration Statement on such exchange or automated quotation system;

                  (h) enter into normal and customary underwriting arrangements or an underwriting agreement and take all other reasonable and customary actions if the Holder sells his shares of Restricted Stock pursuant to an underwriting (however, in no event shall the Company, in connection with such underwriting, be required to undertake any special audit of a fiscal period in which an audit is normally not required);

                  (i) notify the Holder if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the Registration Statement, or of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                  (j) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.


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         4.       Expenses.

                  (a) For the purposes of this Paragraph (4), the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with paragraph (2) of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, "blue sky" fees, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

                  (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to paragraph (2) of this Agreement. All Selling Expenses in connection with any Registration Statement filed pursuant to paragraph (2) of this Agreement shall be borne by the participating Holder in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

         5.       Obligations of Holder.

                  (a) In connection with each registration hereunder, the selling Holder will furnish to the Company in writing such information with respect to such seller and the securities held by such seller, and the proposed distribution by him or them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the Registration Statement. The selling Holder also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

                  (b) In connection with each registration pursuant to this Agreement, the Holder will not effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, the Holder included in said Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and the Holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.


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         6.       Information Blackout.

                  At any time when a Registration Statement effected pursuant to Paragraph 2 relating to Restricted Stock is effective, upon written notice from the Company to the Holder that the Company has determined in good faith that sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, the Holder shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies the Holder that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed.

         7.       Indemnification

                  (a) The Company agrees to indemnify, to the extent permitted by law, the Holder of Restricted Stock, its officers and directors and each Person who controls the Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by the Holder for use therein or by the Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same.

                  (b) In connection with any Registration Statement in which the Holder of Restricted Stock is participating, the Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by the Holder; provided that the obligation to indemnify shall be limited to the net amount of proceeds received by the Holder from the sale of Restricted Stock pursuant to such Registration Statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit


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such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         8.       Miscellaneous Provisions.

                  (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (b) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder.

                  (d) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

                           (i)      if to the Company, to:

                                    Mr. Jack Leadbeater
                                    Chief Executive Officer
                                    Pacific Rim Entertainment, Inc.
                                    1661 East Camelback Road, Suite 245
                                    Phoenix, Arizona  85016
                                    Telephone Number: (602) 241-5782
                                    Telecopy Number: (602) 274-1295


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                                    with a copy to:

                                    Stephen M. Cohen, Esquire
                                    Buchanan Ingersoll, P.C.
                                    Eleven Penn Center
                                    1835 Market Street, 14th Floor
                                    Philadelphia, PA  19103
                                    Telephone Number: (215) 665-3873
                                    Telecopy Number: (215) 665-8760

                           (ii) if to the Holder, to the address identified on the books and records of the Company.

or, at such other address as any of the parties shall have furnished in writing to the other parties hereto.

                  (e) Successors and Assigns; Holder as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Company herein shall inure to the benefit of the Holder and his respective successors and assigns.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                                        PACIFIC RIM ENTERTAINMENT, INC.

                                        By: Jack Leadbeater
                                           ________________________________
                                           Name:
                                           Title:

                                        HOLDER:


                                        Hugh V. Jones
                                        ___________________________________
                                        Hugh V. Jones


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